Exhibit 10.3

AMENDMENT NO. 1 TO EXECUTIVE AGREEMENT

This Amendment No. 1, dated as of February 16, 2023, amends the Executive Agreement dated as of September 30, 2020 by and between PTC Inc., a Massachusetts corporation (the “Company”), and James Heppelmann (the “Executive”).

WHEREAS, the Executive and the Company wish to amend certain terms and conditions of the Executive Agreement.

NOW, THEREFORE, the Company and the Executive hereby agree to amend the Executive Agreement as follows:

1. Amend and restate the first “WHEREAS” clause in its entirety to read as follows:

“WHEREAS, the Executive is the Chief Executive Officer of the Company;”

2. Amend and restate the definition of “Expiration Date” in Section 1(h) in its entirety as follows:

“Expiration Date” means 11:59 p.m. on September 30, 2026.

In all other respects, the Executive Agreement shall remain in full force and effect.

EXECUTED as of the date first written above.

PTC INC. By: /s/Lisa M. Reilly Executive Vice President, Chief People Officer	JAMES HEPPELMANN /s/James Heppelmann Chief Executive Officer